UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2021

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers, Election of Directions; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Shareholders’ Meeting of Morningstar, Inc. (Morningstar) held on May 14, 2021, the shareholders of Morningstar approved the Morningstar, Inc. Amended and Restated 2011 Stock Incentive Plan (the Plan) in accordance with the voting results set forth below under Item 5.07.

A summary of the Plan is included in Proposal 2 in Morningstar’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2021, and such summary is incorporated herein. The summaries of the Plan contained herein and in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein.

Eligible Participants

All officers, other employees, non-employee directors, and consultants or other independent contractors of Morningstar and its subsidiaries and persons expected to become the same are eligible to receive awards under the Plan. The Plan Administrator (described below) will determine who participates in the Plan.

Award Types

Awards that may be granted under the Plan include non-qualified stock options, tax-qualified incentive stock options, stock appreciation rights, performance units, restricted stock, unrestricted stock, and restricted stock units and the Plan Administrator may determine that an award will be subject to the attainment of performance measures over an established performance period.

Shares Authorized and Plan Limits

Morningstar can issue awards under the Plan covering a total of 4,126,042 shares, subject to adjustment in the case of certain capitalization events. Subject to adjustment in the case of certain capitalization events, (i) the maximum number of shares that may be issued pursuant to unrestricted stock awards during any fiscal year is 10,000; (ii) the maximum number of shares with respect to which stock options or stock appreciation rights or a combination thereof may be granted during any fiscal year to any person is 200,000; and (iii) the maximum number of shares with respect to which market stock units or restricted stock units may be granted during any fiscal year to any person is 200,000. In addition, the maximum amount that may be payable with respect to performance units granted during any fiscal year of the company to any person is $10,000,000. The Plan imposes an overall limit of $700,000, increased by $200,000 in the case of extraordinary service, on the total compensation that may be granted or paid, whether in equity or cash, to any individual non-employee director as compensation for services as a non-employee director in any calendar year.

Administration

Our Board of Directors as well as the Board-appointed committee (the Compensation Committee) have the authority to administer the Plan (act as the Plan Administrator). The Compensation Committee, which is made up entirely of independent directors, is responsible for interpreting the Plan and establishing Plan-related rules.  The Compensation Committee has the authority to determine the participants in the Plan, approve awards granted under the Plan (subject to Plan limits), set and certify the achievement of performance measures, if any, and determine all other terms and conditions pertaining to any award.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Morningstar held its Annual Shareholders’ Meeting on May 14, 2021, for the purpose of electing directors, approving the Plan, providing an advisory vote on Morningstar’s executive compensation, and ratifying the appointment of KPMG LLP (KPMG) as Morningstar’s independent registered public accounting firm for 2021.

Each of the nominees for director, as listed in the proxy statement, was elected with the number of votes set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joe Mansueto	37,082,223	584,005	40,346	896,028
Kunal Kapoor	37,509,409	193,772	3,393	896,028
Robin Diamonte	30,288,452	7,303,555	114,567	896,028
Cheryl Francis	29,889,479	7,703,073	114,022	896,028
Steve Joynt	37,441,574	243,510	21,490	896,028
Steve Kaplan	37,201,086	502,050	3,438	896,028
Gail Landis	30,404,355	7,296,245	5,974	896,028
Bill Lyons	35,659,926	1,931,876	114,772	896,028
Doniel Sutton	37,525,156	65,374	116,044	896,028
Caroline Tsay	30,292,630	7,410,042	3,902	896,028

Morningstar’s Amended and Restated 2011 Stock Incentive Plan was approved with the voting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,304,448	390,567	11,559	896,028

Morningstar’s executive compensation was approved, on an advisory basis, with the voting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,620,831	1,050,531	35,212	896,028

The appointment of KPMG as Morningstar’s independent registered public accounting firm for 2021 was ratified with the voting as follows:

Votes For	Votes Against	Abstentions
38,557,230	39,457	5,915

The shareholder proposal requesting that the Board prepare a report on the extent of potential legal, financial, and reputational risks associated with economic activism against Israel alleged in Morningstar’s business lines was not approved, with the voting as follows:

Votes For[1]	Votes Against	Broker Non-Votes
0	15,558,366	23,044,236

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

10.1	Morningstar, Inc. Amended and Restated 2011 Stock Incentive Plan, filed herewith.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

1 This shareholder proposal was not submitted under Rule 14a-8 of the Exchange Act and the shareholder did not seek to have it included in Morningstar’s proxy statement. Accordingly, the shareholder proposal was presented only at the meeting and was available for voting only during the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: May 20, 2021	By:	/s/ Jason Dubinsky
Jason Dubinsky
Chief Financial Officer